UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 7, 2021

ProLung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54600	20-1922768
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

350 W. 800 N.
Suite 214
Salt Lake City, Utah	84103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 736-0729

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 6, 2021, Aaron B. Dorny was appointed to the Board of Directors (the “Board”) of ProLung, Inc. dba IONIQ Sciences (“IONIQ” or the “Company”) as a Director during the most recent meeting of Directors. Mr. Dorny was appointed to the class of Directors whose term expires at the 2023 annual meeting of stockholders. Mr. Dorny is taking the seat of a Director who resigned in November 2019. The Board has not yet determined Mr. Dorny’s committee assignment.

Mr. Dorny comes to the Board with expertise in strategy, finance, and leadership. He has spent his career improving the operational and financial standing of companies of all sizes. His work has crossed multiple industries, international borders, and business disciplines, including accounting, finance, manufacturing, intellectual property, product development, restructuring, and corporate strategic planning. His leadership and business skills have been enhanced by time spent at companies, such as Innovative Coatings, EP Minerals, EaglePicher, and Ernst & Young Corporate Finance, as well as in advisory roles for many other organizations. Mr. Dorny holds a Master of Accountancy from the Marriott School of Business at Brigham Young University.

Item 7.01.	Regulation FD Disclosure.

On October 7, 2021, the Company issued a press release, entitled “IONIQ Sciences Announces the Appointment of Aaron B. Dorny to its Board of Directors” related to this appointment, a copy of which is filed as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in the attached Exhibit 99 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference. By filing this Current Report and furnishing this information, the Company makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 7, 2021, issued by ProLung, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProLung, Inc.

Dated: October 7, 2021	By:	/s/ Jared Bauer
Jared Bauer, Chief Executive Officer